Exhibit 99.1

Broad Capital Acquisition Corp Announces Postponement of Special Meeting of Shareholders Until January 10, 2023

Plano, Texas, January 5, 2023 — Broad Capital Acquisition Corp (the “Company”) (Nasdaq: BRAC/BRACU/BRACR), a special purpose acquisition company, today announced that it has postponed the Special Meeting of Shareholders scheduled to occur on January 9, 2023 (the “Special Meeting”) until January 10, 2023 at 10:30 am at the same location as set forth in the Proxy Statement. On December 28, 2022, the Company filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the Special Meeting to vote on, among other things, a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from January 13, 2022 to October 13, 2023 (the “Extension Proposal”). The purpose of the Extension is to allow the Company more time to complete its initial business combination. In order to support this proposal, the Company, and Sponsor have agreed that, if the proposal is approved, the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an additional $0.0625 per share for each month until October 13, 2023, unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.-interest bearing, unsecured promissory note payable upon consummation of a business combination.

The Extension Payment will be deposited in the trust account on or before January 13, 2023.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the definitive proxy statement filed with the SEC on December 28, 2022 (the “Extension Proxy Statement”), as well as other documents filed by the Company with the Securities and Exchange Commission (the “SEC”). These documents contain important information about the Company and the Extension. Stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Broad Capital Acquisition Corp, 5345 Annabel Lane, Plano, Texas 75093 or (469) 951-3088.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or with respect to the Extension and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

The Company and its directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Press Release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

Contact Information

Laurel Hill Advisory Group

2 Robbins Lane, Suite 200

Jericho, NY 11753

Toll Free: 855-414-2266

Email: BRAC@laurelhill.com

Broad Capital Acquisition Corp.

5345 Annabel Lane,

Plano, Texas 75093

Attn: Johann Tse

Telephone No.: (469) 951-3088